Exhibit 99.(s)

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Stephen Jacobs, Michael Keogh and Nick Veronis his true and lawful attorney-in-fact and agents, each with full power of substitution and re-substitution for his in his name, place and stead, to sign any and all Registration Statements applicable to iCapital KKR Private Markets Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Mark Garbin	Trustee	July 23, 2021
Mark Garbin

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Stephen Jacobs, Michael Keogh and Nick Veronis his true and lawful attorney-in-fact and agents, each with full power of substitution and re-substitution for his in his name, place and stead, to sign any and all Registration Statements applicable to iCapital KKR Private Markets Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Mark Gersten	Trustee	July 23, 2021
Mark Gersten

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Stephen Jacobs, Michael Keogh and Nick Veronis his true and lawful attorney-in-fact and agents, each with full power of substitution and re-substitution for his in his name, place and stead, to sign any and all Registration Statements applicable to iCapital KKR Private Markets Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Neil Kaufman	Trustee	July 23, 2021
Neil Kaufman

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Stephen Jacobs, Michael Keogh and Nick Veronis his true and lawful attorney-in-fact and agents, each with full power of substitution and re-substitution for his in his name, place and stead, to sign any and all Registration Statements applicable to iCapital KKR Private Markets Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Anita Krug	Trustee	July 23, 2021
Anita Krug